SCHEDULE 14C INFORMATION
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            the Securities Exchange Act of 1934 (Amendment No.   )

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                            AremisSOFT Corporation
                      (formerly Juno Acquisitions, Inc.)
                                      --
--------------------------------------------------------------------------------
               (Name of Registrant As Specified In Its Charter)

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
                             INFORMATION STATEMENT
                                      OF
                            AREMISSOFT CORPORATION
                                60 Bishopsgate
                           London, England EC2N 4AJ
                              011-44-171-309-1555

         INFORMATION CONCERNING STOCKHOLDER ACTION BY WRITTEN CONSENT

   This Information Statement is furnished to the stockholders of AremisSOFT Corporation ("AremisSOFT" or the "Company") in connection with an action by written consent, pursuant to Nevada Revised Statutes 78.320, undertaken by LK Global (Holdings) N.V., a Netherlands Antilles Corporation controlled by Dr. Lycourgos K. Kyprianou, the Company's Chairman and Chief Executive Officer (the "Majority Shareholder"). The Majority Shareholder holds 8,915,425 shares of the Company's voting common stock, representing 52.1% of the outstanding shares of common stock of the Company, and has executed a written consent to stockholder action without a meeting consenting to the following:

1. Approving the reincorporation of the Company from the State of Nevada to the State of Delaware.

2. Approving the AremisSOFT Corporation 1998 Stock Option Plan .

   This Information Statement is being mailed to stockholders on or about July 21, 1998.

 THIS IS ONLY AN INFORMATION STATEMENT.  WE ARE NOT ASKING YOU FOR A PROXY AND
                   YOU ARE REQUESTED NOT TO SEND US A PROXY.

                         RECORD DATE AND VOTING RIGHTS

   AremisSOFT is authorized to issue up to 75,000,000 shares of common stock, par value $0.001, and 15,000,000 shares of preferred stock, par value $0.001. Of the 15,000,000 preferred stock, 2,100,000 have been designated Series A Convertible Preferred Stock and 3,500,000 have been designated Series B Convertible Preferred Stock. As of July 8, 1998, 17,097,720 shares of common stock, no shares of Series A convertible preferred stock and no shares of Series B convertible preferred stock were issued and outstanding. Each share of common stock is entitled to one vote on all matters submitted for stockholder approval. The record date for determination of stockholders entitled to consent to the action is July 8, 1998.

                            PRINCIPAL SHAREHOLDERS

   The following table sets forth certain information concerning the beneficial ownership of the voting Common Stock as of July 8, 1998 with respect to each person known by the Company to be the beneficial owner of more than 5% of the outstanding Common Stock. Except as otherwise indicated, the Company believes that all beneficial owners named below have sole voting and investment power with respect to all shares of Capital Stock beneficially owned by them.

                                  NUMBER OF SHARES             PERCENTAGE
NAME OF BENEFICIAL OWNER          BENEFICIALLY OWNED  BENEFICIALLY OWNED

Dr Lycourgos Kyprianou (i)...........8,915,425...................52.1%
60 Bishopsgate
London EC2N 4AJ, England

Roys Poyiadjis(ii)...................1,000,000....................5.8%
60 Bishopsgate
London EC2N 4AJ, England

(i) Represents shares held by LK Global (Holdings) N.V., a Netherlands Antilles Corporation, for which Dr. Kyprianou serves as trustee and has sole voting and investment power.
(ii) Roys Poyiadjis currently owns these shares through a trust set up solely for the purpose of owning these shares.

                           RECENT CHANGE IN CONTROL

     In October 1997, the Company entered into a Plan and Agreement of Reorganization with LK Global Information Systems, BV, a Netherlands corporation ("LK Global BV"), whereby the Company acquired 100% of LK Global
BV's issued and outstanding capital stock. In connection with the reorganization, the shareholders of the Company prior to October 1997 retained a total of 111,690 shares of Common Stock and the shareholders of LK Global BV received 12,845,000 shares of Common Stock and 1,750,000 shares of Series A Convertible Preferred Stock. In connection with that agreement the Company also changed its name to AremisSoft Corporation.

     As a result of the reorganization, LK Global BV is now a wholly-owned subsidiary of the Company and the Company has become the parent company of various international entities with operations throughout the world.

                                 PROPOSAL ONE

                          APPROVAL OF REINCORPORATION

     The Board of Directors has unanimously approved, subject to stockholder approval, a change in the Company's State of incorporation from Nevada to Delaware. The reincorporation to the State of Delaware requires approval by the majority of the voting power of the Company's outstanding shares and the Majority Shareholder has approved the change. Accordingly, all corporate actions necessary to authorize the amendment to the Articles have been taken. In accordance with the regulations promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), the authorization of the amendment by the Board of Directors and Majority Shareholder will not become effective until twenty days after the Company has mailed this Information Statement to the stockholders of the Company. Promptly following the expiration of this twenty day period, the Company intends to file the requisite documents with the Nevada Secretary of State and Delaware Secretary of State. The approval by the Majority Shareholder and the Board of Directors constitutes approval of the Form of Merger Agreement, attached as Exhibit A, and the Reincorporation. Such approval will also constitute approval of the Form of Certificate of Incorporation of AremisSOFT Corporation, a Delaware corporation ("AremisSOFT-Delaware") attached hereto as Exhibit B.

     The Board believes that the best interests of the Company and its stockholders will be served by changing the Company's state of incorporation from Nevada to Delaware. Many major companies are incorporated in Delaware. As discussed below the principal reasons for reincorporation are the greater flexibility of Delaware corporate law, the substantial body of case law interpreting Delaware corporate law and the increased ability of the Company to attract and retain qualified directors. Although the General Corporation Law of Nevada, contained in the Nevada Revised Statutes ("Nevada Law") is similar to the Delaware General Corporation Law ("Delaware Law"), there is a lack of predictability under Nevada law resulting from the limited body of case law interpreting the Nevada Law. On July 1, 1998, AremisSOFT-Delaware filed a Registration Statement on Form S-1 to begin the process required for a public offering of the Company's Common Stock. In connection with that proposed public offering, the Company's underwriters have recommended that the Company reincorporate into Delaware.

     In the following discussion of Proposal One, the term "AremisSOFT-Nevada" refers to the existing company and the term "AremisSOFT-Delaware" refers to AremisSOFT Corporation, a Delaware corporation, a wholly-owned subsidiary of AremisSOFT-Nevada into which AremisSOFT-Nevada will merge.

     AremisSOFT-Delaware was formed for the specific purpose of effectuating the reincorporation to the State of Delaware. AremisSOFT-Delaware has an authorized number of common stock of 85 million and authorized number of preferred stock of 15 million.

GENERAL

     The   proposed  reincorporation  will  be  effected  by  the  creation  of
AremisSOFT-Delaware (the "Reincorporation"). Pursuant to an Agreement of Merger, substantially in the form attached hereto as Exhibit A (the "Merger Agreement"), AremisSOFT-Nevada will merge with and into AremisSOFT-Delaware and the stockholders of AremisSOFT- Nevada will become stockholders of AremisSOFT-Delaware.

     Upon the effectiveness of the Merger (the "Effective Date"), (i) the legal existence of AremisSOFT- Nevada as a separate corporation will cease, (ii) AremisSOFT-Delaware will succeed to the assets and assume the liabilities of AremisSOFT-Nevada, and (iii) each outstanding share, option and warrant to
purchase, of AremisSOFT-Nevada   common   stock,   $.001  par  value,  will
automatically be converted into one share, option or warrant to purchase, common stock, $.001 par value, of AremisSOFT-Delaware (the "AremisSOFT-Delaware Stock"). Each outstanding certificate representing a share or shares of AremisSOFT-Nevada common stock, option or warrants will continue to represent the same number of respective shares, options or warrants of AremisSOFT-Delaware. THUS, IT WILL NOT BE NECESSARY FOR STOCKHOLDERS OF AREMISSOFT-NEVADA TO EXCHANGE THEIR EXISTING STOCK CERTIFICATES FOR STOCK CERTIFICATES OF AREMISSOFT-DELAWARE. It is anticipated that the delivery of existing AremisSOFT-Nevada common stock certificates will constitute "good delivery" of shares of AremisSOFT-Delaware in transactions subsequent to the Merger.

     Implementation of Proposal One will effect a change in the legal domicile of AremisSOFT-Nevada by the creation of a Delaware company and certain other changes of a legal nature, but will not result in change in the business, management, location of the principal executive offices, or assets, liabilities or net worth of AremisSOFT-Nevada (on a consolidated basis). Further, except as explained herein, Proposal One will not result in any substantial differences between the Articles or Certificate of Incorporation of AremisSOFT-Nevada and AremisSOFT-Delaware. However, as a result of the corporate laws of the States of Delaware and Nevada which differ in some areas, some differences between the Articles and Certificate of Incorporation of AremisSOFT-Nevada and AremisSOFT-Delaware do exist. See "Differences Between the Corporate Laws of Nevada and Delaware" and "Principal Differences Between the Bylaws of AremisSOFT-Nevada and AremisSOFT-Delaware."

     AremisSOFT-Nevada's employee benefit plans and arrangements will become AremisSOFT-Delaware's employee benefit plans upon the same terms and subject to the same conditions.

     In accordance with Nevada law, the affirmative vote of the holders of at least a majority of the outstanding shares of AremisSOFT-Nevada common stock are required for approval of Proposal One, including approval of the Merger Agreement and the other terms of the proposed Merger. The Majority Shareholder has approved Proposal One. However, pursuant to the Merger Agreement, the Merger (and thus the Reincorporation) may be abandoned, even after stockholder approval has been obtained, if circumstances arise which, in the opinion of AremisSOFT-Nevada's Board of Directors, make it inadvisable to proceed with the Merger. In addition, the Merger Agreement may be amended prior to the Effective Date, either before or after stockholder approval thereof, subject to applicable law.

     Dissenters' rights are not available to holders of common stock of AremisSOFT-Delaware in connection with Proposal One. However, the holders of the common stock of AremisSOFT- Nevada are entitled to dissenters' rights. Nevada law establishes the procedures to be followed and failure to do so may result in the loss of all dissenters' rights. Please carefully review "Rights of Dissenting Stockholders" set forth below.

PRINCIPAL REASONS FOR REINCORPORATION

     As the Company plans for the future, the Board and management believe that it is essential to be able to draw upon well established principles of corporate governance in making legal and business decisions. The prominence and predictability of Delaware corporate law provide a reliable foundation on which the Company's governance decisions can be based. The Company believes that stockholders will benefit from the responsiveness of Delaware corporate law to their needs and to those of the corporation they own. In connection with a proposed public offering, the Company's underwriters have recommended that the Company reincorporate into Delaware.

     PROMINENCE, PREDICTABILITY AND FLEXIBILITY OF DELAWARE LAW. For many years Delaware has followed a policy of encouraging incorporation in that state and, in furtherance of that policy, has been a leader in adopting, construing and implementing comprehensive, flexible corporate laws responsive to the legal and business needs of corporations organized under its laws. Many corporations have chosen Delaware initially as a state of incorporation or have subsequently changed corporate domicile to Delaware in a manner similar to that proposed by the Company. Because of Delaware's prominence as the state of incorporation for many major corporations, both the legislature and the courts in Delaware have demonstrated an ability and a willingness to act quickly and effectively to meet changing business needs. The Delaware courts have developed considerable expertise in dealing with corporate issues and a substantial body of case law has developed construing Delaware law and establishing public policies with respect to corporate legal affairs.

     INCREASED ABILITY TO ATTRACT AND RETAIN QUALIFIED DIRECTORS. Both Nevada and Delaware law permit a corporation to include a provision in its certificate of incorporation which reduces or limits the monetary liability of directors in certain circumstances for breaches of fiduciary duty. The increasing frequency of claims and litigation has greatly expanded the risks facing corporate directors and officers in exercising their respective duties. The amount of time and money required to respond to these claims and to defend the litigation can be substantial. It is the Company's desire to reduce these risks to its directors and officers and to limit situations in which monetary damages can be recovered against directors so that the Company may continue to attract and retain qualified individuals who otherwise might be unwilling to serve because of the risks involved. The Company believes that, in general, Delaware law provides greater protection to directors than Nevada law. It also believes that Delaware case law regarding a corporation's ability to limit director liability is more developed and provides more guidance than Nevada law.

     WELL ESTABLISHED PRINCIPLES OF CORPORATE GOVERNANCE. There is substantial judicial precedent in the Delaware courts as to the legal principles applicable to measures that may be taken by a corporation and the conduct of the Board under the business judgment rule. The Company believes that its stockholders will benefit from the well established principles of corporate governance that Delaware law affords.

POSSIBLE DISADVANTAGES

     AremisSOFT believes that there are no material  disadvantages  to Proposal
One.

PUBLIC OFFERING/ REVERSE STOCK SPLIT

     On July 1, 1998, AremisSOFT-Delaware filed a Registration Statement on Form S-1 to begin the process required for a public offering of the Company's Common Stock upon the Company's reincorporation in Delaware. In connection with the public offering, the Board of Directors may effect a reverse stock split pursuant to its authority under <section>78.207 of the Nevada General Corporation Law. Such action would be taken upon the recommendation of the underwriters in order to adjust the relationships between the size of the public offering and the number of shares offered in the public offering to the valuation of the Company set at the closing of the public offering. The reverse stock split would be effected IMMEDIATELY PRIOR TO THE FILING OF THE MERGER DOCUMENTS for the reincorporation. Based upon current discussions with the Company's underwriters, should a reverse stock split be recommended, it is most likely to be a "3 for 2 reverse stock split;" in other words, shareholders would receive two shares of common stock for each three shares owned. However, no assurances can be given that a different ratio will not ultimately be approved by the Board of Directors.

DIFFERENCES BETWEEN THE CORPORATE LAWS OF NEVADA AND DELAWARE

     The corporation laws of Delaware and Nevada differ in some respects. It is impracticable to summarize all of the differences in this Information Statement, but certain differences between the corporation laws of Nevada and Delaware that could affect the rights of stockholders of AremisSOFT are as follows:

     1. CLASSIFICATION OF THE BOARD OF DIRECTORS. Delaware law permits, but does not require, the adoption of a classified Board of Directors pursuant to which the directors can be divided into as many as three classes with staggered terms of office, with only one class of directors coming up for election each
year.   Such classification may be effected through the certificate  of incorporation, initial bylaws or a bylaw adopted by the shareholders. Nevada law states that the bylaws or articles may provide for the classification of directors upon the vote of stockholders.

     2.    CUMULATIVE VOTING FOR DIRECTORS.   Under cumulative voting, each
share of stock entitled to vote in the election of directors has a number of votes equal to the number of directors to be elected. A stockholder may then cast all of his votes for a single candidate, or may allocate them among as many candidates as such stockholder may choose. Under both Nevada and Delaware law, shares may not be cumulatively voted for the election of directors unless the certificate of incorporation specifically provides for cumulative voting. The Articles of Incorporation of AremisSOFT-Nevada and the Certificate of Incorporation of AremisSOFT-Delaware do not provide for cumulative voting in the election of directors.

     3.    LIMITATION ON CALL OF SPECIAL MEETINGS  OF  STOCKHOLDERS.   The
AremisSOFT-Delaware Bylaws, like AremisSOFT-Nevada's current Bylaws, provide that Special Meetings of Stockholders may be called by the Chairman of the Board of Directors, the President, or by stockholders entitled to cast not less than 10% of the votes at the meeting.

     4. STOCKHOLDER VOTE FOR MERGERS. Nevada law and Delaware law relating to mergers and other corporate reorganizations are substantially the same.

     5.    DISSENTERS'  RIGHTS.   Under both Delaware and Nevada law,  a
stockholder of a corporation participating in certain major corporate transactions may, under varying circumstances, be entitled to receive cash equal to the fair market value of the shares held by such stockholder (as determined by a court of competent jurisdiction or by agreement of the stockholder and the corporation), in lieu of the consideration such stockholder would otherwise receive in the transaction.

     6.    LOANS TO OFFICERS.   Under Nevada law,  there is no specific
restriction with respect to a loan or guaranty to or for the benefit of a corporation's officers or employees and those of its subsidiaries. However, such transactions may be void or voidable if the transaction at issue is not fair to the corporation at the time it is authorized or approved by the board. Under Delaware law, a corporation may make loans to, guarantee the obligations of, or otherwise assist, its officers or other employees and those of its subsidiaries when such action, in the judgment of the Company's Board of Directors, may reasonably be expected to benefit the Company. The Bylaws of AremisSOFT-Nevada have, and the Bylaws of AremisSOFT-Delaware will have, such a provision.

     7. INDEMNIFICATION. Delaware and Nevada have similar laws with respect to indemnification by a corporation of its officers, directors, employees and other agents. For example, the laws of both states permit corporations to adopt a provision in the Certificate or Articles of Incorporation eliminating the liability of a director (and also an officer in the case of Nevada) to the corporation or its stockholders for monetary damages for breach of the director's fiduciary duty of care (and the fiduciary duty of loyalty as well in the case of Nevada). There are nonetheless certain differences between the laws of the two states respecting indemnification and limitation of liability.

     The Certificate of Incorporation of AremisSOFT-Delaware eliminates the liability of directors to the fullest extent permissible under Delaware law.

     The Articles of Incorporation of AremisSOFT-Nevada likewise eliminate the liability of directors and officers to the fullest extent permissible under Nevada law. Under Nevada law, such provision may not eliminate or limit
director or officer  liability  for:   (a)  acts or omissions  which  involve
intentional misconduct, fraud or a knowing violation of law; or (b) the payment
of unlawful dividends or distributions.   Under Delaware law, such provision
may not eliminate or limit director monetary liability for: (a) breaches of the director's duty of loyalty to the corporation or its stockholders; (b) acts or omissions not in good faith or involving intentional misconduct or knowing violations of law; (c) the payment of unlawful dividends or unlawful stock repurchases or redemptions; or (d)transactions in which the director received an improper personal benefit.

     The limitations of liability provisions permissible under Delaware and Nevada law also may not limit a director's liability for violation of, or otherwise relieve a corporation or its directors from the necessity of complying with, federal or state securities laws, or affect the availability of non-monetary remedies such as injunctive relief or rescission.

     Nevada and Delaware law require indemnification when theindividual has successfully defended the action on the merits or otherwise. Nevada law generally permits indemnification of expenses incurred in the defense or settlement of a derivative or third-party action, provided there is a determination by a disinterested quorum of the directors, by independent legal counsel, or by a majority vote of a quorum of the stockholders that indemnification is proper in the circumstances. Without court approval, however, no indemnification may be made in respect of any derivative action in which such person is adjudged liable for negligence or misconduct in the performance of his or her duty to the corporation. Delaware law generally permits indemnification of expenses incurred in the defense or settlement of a derivative or third-party action, provided there is a determination by a disinterested quorum of the directors, by independent legal counsel or by a majority vote of a quorum of the stockholders that the person seeking indemnification acted in good faith and in a manner reasonably believed to be
in or not opposed to the best interests of the corporation.   Without  court
approval, however, no indemnification may be made in respect of any derivative action in which such person is adjudged liable for negligence or misconduct in the performance of his or her duty to the corporation.

     8. INSPECTION OF STOCKHOLDERS' LIST. Nevada law permits any person who has been a stockholder of record for at least 6 months, or any person holding at least 5% of all outstanding shares, to inspect the stockholders' list of a corporation for a purpose reasonably related to such person's interest as a stockholder. Delaware law permits any stockholder to inspect a corporation's stockholders' list for a purpose reasonably related to such person's interest as a stockholder and, during the ten days preceding a stockholders' meeting, for any purpose germane to that meeting.

     9. PAYMENTS OF DIVIDENDS. Nevada law permits the payment of dividends if, after the dividends have been paid, the corporation is able to pay its debts as they become due in the usual course of business (equity test for insolvency), and the corporation's total assets are not less than the sum of its total liabilities plus the amount that would be needed, if the corporation were to be dissolved at the time of the dividend payment, to satisfy the preferential rights upon dissolution of stockholders whose preferential rights are superior to those receiving the dividend (balance sheet test for insolvency). In addition, Nevada law generally provides that a corporation may redeem or repurchase its shares only if the same equity and balance sheet tests for insolvency are satisfied. In determining whether the balance sheet test has been satisfied, the board may: (i) use financial statements prepared on the basis of accounting practices that are reasonable under the circumstances; (ii) make its determination based on a fair valuation, including, but not limited to, unrealized appreciation and depreciation; or (iii) make its determination based upon any other method that is reasonable in the circumstances.

     Delaware law permits the payment of dividends out of surplus or, if there is no surplus, out of net profits for the current and preceding fiscal years (provided that the amount of capital of the corporation is not less than the aggregate amount of the capital represented by the issued and outstanding stock of all classes having a preference upon the distribution of assets). In addition, Delaware law generally provides that a corporation may redeem or repurchase its shares only if such redemption or repurchase would not impair the capital of the corporation. The ability of a Delaware corporation to pay dividends on, or to make repurchases or redemptions of, its shares is dependent on the financial status of the corporation standing alone and not on a
consolidated basis.   In  determining  the  amount of surplus of a Delaware
corporation, the assets of the corporation, including stock of subsidiaries owned by the corporation, must be valued at their fair market value as determined by the Board of Directors, without regard to their historical book value.

PRINCIPAL DIFFERENCES BETWEEN THE BYLAWS OF AREMISSOFT-Delaware and AremisSOFT-Nevada.

     The Bylaws of AremisSOFT-Delaware will be substantially similar to the Bylaws of AremisSOFT-Nevada.

     SIZE OF BOARD OF DIRECTORS. Pursuant to Section 2 of Article III of AremisSOFT-Nevada Bylaws, the number of directors is not less than one nor more than seven. The number of directors of AremisSOFT-Nevada can be fixed by Board resolution alone. Directors must be at least 18 years of age. After the issuance of shares, a majority of the outstanding shares is required to change the fixed number of directors.

     The Bylaws of AremisSOFT-Delaware will initially provide that the authorized number of directors will be not less than three nor more than nine. The exact number can be set or changed by resolution of the Board of Directors.

RIGHTS OF DISSENTING STOCKHOLDERS

     Any AremisSOFT-Nevada stockholder is entitled to be paid the fair value of its shares in accordance with Section 92A.300 to 92A.500 of the Nevada General Corporation Law ("NRS") if the stockholder dissents to the Reincorporation. A brief summary of the provisions of NRS Sections 92A.300 to 92A.500 is set forth below and the complete text of said Sections is set forth in Exhibit C.

     Since the Reincorporation shall be approved by the required vote of AremisSOFT-Nevada's stockholders effective twenty days from the mailing of this Information Statement, each holder of shares of AremisSOFT-Nevada Common Stock who asserts dissenters' rights and who follows the procedures set forth in Chapter 92A of NRS, will be entitled to have his or her shares of AremisSOFT-Nevada Common Stock purchased by AremisSOFT-Nevada for cash at their fair market value. The fair market value of shares of AremisSOFT-Nevada Common Stock will be determined as of the day before the first announcement of the terms of the Reincorporation, excluding any appreciation or depreciation in consequence of the Reincorporation.

     A holder who wishes to exercise dissenters' rights should mail or deliver his or her written demand to AremisSOFT-Nevada's transfer agent Olde Monmouth Stock Transfer Co., Inc., 77 Memorial Parkway, Suite 101, Atlantic Highlands, New Jersey 07716, with a copy to Scott E. Bartel, Esq., Bartel Eng Linn & Schroder, 300 Capitol Mall, Suite 1100, Sacramento, California 95814, ON OR
BEFORE 10:00 A.M. EASTERN DAYLIGHT TIME ON AUGUST 11, 1998.   Any stockholder
who does not follow the foregoing is not entitled to payment for his shares under NRS.

     In accordance with the regulations promulgated under the Exchange Act, the authorization of the Reincorporation will not become effective until twenty days after the Company has mailed this Information Statement to the stockholders of the Company. Therefore, within ten days of the effective date of such approval, AremisSOFT-Nevada must mail a written dissenter's notice of such approval (the "Dissenter's Notice") to all stockholders who asserted their dissenters' rights against the Reincorporation, and must (a) state where the demand for payment must be sent and where and when certificates, if any, for shares must be deposited; (b) inform holders of shares not represented by certificates to what extent the transfer of the shares will be restricted after the demand for payment is received; (c) supply a form for demanding payment;
(d) set a date, not less than 30 nor more than 60 days after date notice is mailed, by which the Company must receive the demand for payment; and (e) send a full copy of NRS Sections 92A.300 through 92A.500.

     A stockholder of AremisSOFT-Nevada wishing to exercise dissenters' rights must (a) demand payment; (b) certify whether he acquired beneficial ownership of the shares before August 11, 1998; and (c) deposit his certificates, if any, in accordance with the terms of the Dissenter's Notice.

     Within 30 days after receipt of a demand for payment, AremisSOFT shall pay each dissenter who complied with the requirements set forth in the Dissenter's Notice the amount it estimates to be the fair value of the stockholder's shares, plus accrued interest (computed from the effective date of the action until the date of payment). Payment must be accompanied by AremisSOFT's balance sheet as of the end of a fiscal year ending not more than 16 months before the date of payment, a statement of income for that year, a statement of changes in the stockholders' equity for that year and the latest available interim financial statements, if any, along with statement of AremisSOFT's estimate of the fair value of the shares, an explanation how the interest was calculated, a statement of the dissenter's rights to demand payment under NRS
Section 92A.480 and a copy of NRS Sections 92A.300 through 92A.500.

     Pursuant to NRS Section 92A.470, AremisSOFT-Nevada may withhold payment from a dissenter unless he was the beneficial owner of the shares before the date set in the dissenter's notice. If AremisSOFT-Nevada withholds payment, after taking the proposed action, it shall estimate the fair value of the shares, plus accrued interest, and shall offer to pay this amount to each dissenter who agrees to accept it in full satisfaction of his demand. The offer shall contain a statement of its estimate of the fair value, an explanation of how the interest was calculated, and a statement of dissenters' rights pursuant to NRS Section 92A.480.

     A dissenter may notify AremisSOFT-Nevada in writing of his estimate of the fair value of the shares and the amount of interest due and demand payment of his estimate, less any payment made pursuant to NRS Section 92A.460, or reject the offer made pursuant to NRS 92A.470 and demand payment of the fair value of his shares and interest due. A dissenter waives his right to demand payment unless he makes his demand in writing within 30 days after AremisSOFT has made or offered payment for his shares.

     If any demand for payment remains unsettled, AremisSOFT-Nevada shall commence a proceeding within 60 days of the dissenter's demand with the district court in the County of Carson City, State of Nevada (location of registered office), petitioning the court to determine the fair value of the shares and accrued interest. All dissenters whose demands remain unsettled, whether or not residents of Nevada, shall be made parties to the court action and shall be served with a copy of the petition. Nonresidents may be served by registered or certified mail or by publication as provided by law. If AremisSOFT does not so petition the court within this 60-day period, it shall pay all unsettled demands. Each dissenter who is party to the proceeding is entitled to a judgment (a) for the amount, if any, by which the court finds the fair value of his shares, plus interest, exceeds the amount paid by the Company; or (b) for the fair value, plus accrued interest, of his after-acquired shares for which AremisSOFT elected to withhold payment pursuant to NRS Section 92A.470. The court shall assess costs pursuant to NRS Section 92A.500.

STRICT COMPLIANCE WITH DISSENT PROVISIONS REQUIRED

     The foregoing summary does not purport to provide comprehensive statements of the procedures to be followed by a dissenting stockholder who seeks payment of the fair value of his shares of AremisSOFT-Nevada Common Stock. NRS establishes the procedures to be followed and failure to do so may result in the loss of all dissenters' rights. Accordingly, each stockholder who might desire to exercise dissenters' rights should carefully consider and comply with the provisions of these sections, the full text of which is set out in Exhibit C to this Information Statement and consult his legal advisor.

     THE COMPANY HAS RESERVED THE RIGHT TO ABANDON THE REINCORPORATION IF IT DECIDES THAT THE NUMBER OF STOCKHOLDERS EXERCISING DISSENTERS' RIGHTS EXCEEDS AN AMOUNT IT DEEMS ACCEPTABLE IN ITS SOLE AND ABSOLUTE DISCRETION.

     The discussion contained herein is qualified in its entirety by and should be read in conjunction with the Forms of Merger Agreement and the Certificate of Incorporation.

FEDERAL INCOME TAX CONSEQUENCES OF THE MERGER

     The following is a discussion of certain U.S. federal income tax considerations that may be relevant to holders of AremisSOFT-Nevada Common Stock who receive AremisSOFT-Delaware Common Stock as a result of the Reincorporation. The discussion does not address all of the tax consequences of the Reincorporation that may be relevant to particular AremisSOFT-Nevada stockholders, such as dealers in securities. It also does not address the tax consequences to holders of options or warrants to acquire AremisSOFT-Nevada Common Stock. Furthermore, no foreign, state or local tax considerations are addressed herein. IN VIEW OF THE VARYING NATURE OF THOSE TAX CONSEQUENCES, EACH STOCKHOLDER IS URGED TO CONSULT HIS OR HER OWN TAX ADVISOR AS TO THE SPECIFIC TAX CONSEQUENCES OF THE REINCORPORATION, INCLUDING THE APPLICABILITY OF FEDERAL, STATE, LOCAL OR FOREIGN TAX LAWS. This discussion is based on the Internal Revenue Code of 1986, as amended (the "Code"), the applicable Treasury Regulations promulgated thereunder, judicial authority and current administrative rulings and practices in effect on the date of this Information Statement.

     The Reincorporation is expected to qualify as a reorganization within the meaning of Section 368(a) of the Code, with the following tax consequences:

     No gain or loss will be recognized to the stockholders of AremisSOFT-Nevada upon the receipt of AremisSOFT-Delaware common stock solely in exchange for their AremisSOFT-Nevada common stock. The basis of the shares of AremisSOFT-Delaware common stock received by stockholders of AremisSOFT-Nevada will be, in each instance, the same as the basis of the AremisSOFT-Nevada
common  stock  surrendered  in  exchange therefor  (<section>358(a)(1)).   The
holding period of the AremisSOFT-Delaware common stock to be received by the stockholders of AremisSOFT-Nevada will include the holding period of the AremisSOFT-Nevada common stock surrendered in exchange therefor, provided the shares of AremisSOFT-Nevada common stock were held as a capital asset on the date of the exchange.

     The foregoing is only a summary of the federal income tax consequences and is not tax advice. The Company has not obtained and will not seek a ruling from the Internal Revenue Service or an opinion of legal or tax counsel with respect to the tax consequences of the Reincorporation. Stockholders should consult their own tax advisors regarding the specific tax consequences to them of the Reincorporation, including the applicability of the laws of any state or other jurisdiction.

                                 PROPOSAL TWO

         ADOPTION OF THE AREMISSOFT CORPORATION 1998 STOCK OPTION PLAN

     In the following discussion of Proposal Two, the term "AremisSOFT-Nevada" refers to the existing company and the term "AremisSOFT-Delaware" refers to AremisSOFT Corporation, a Delaware corporation and wholly-owned subsidiary of AremisSOFT-Nevada into which AremisSOFT-Nevada will merge pursuant to Proposal One.

     The following summary provides an overview of the more commonly applicable terms of the AremisSOFT-Delaware 1998 Stock Option Plan (the "Plan"). For a full and complete description of the operative terms of the Plan, you may obtain a copy of the Plan from the Company's corporate secretary.

     The Plan shall be administered in accordance with Rule 16b-3 under the Exchange Act. Therefore, future grants of stock options thereunder are exempt from Section 16(b) short-swing profit liability. A total of 1,500,000 shares of Common Stock, $.001 par value, subject to adjustments for changes in capitalization or reorganization, may be issued pursuant to the Plan. As discussed below, the Plan is a "dual plan" which provides for the grant of both Non-Qualified Options and Incentive Stock Options.

     ELIGIBILITY TO RECEIVE OPTIONS. All employees, officers and directors of AremisSOFT-Delaware and any subsidiary are eligible for grants of options under the Plan. However, Directors who are not officers or employees may only receive Non-Qualified Stock Options, not Incentive Stock Options.

     The Board of Directors, or the Compensation Committee, which shall serve at the pleasure of the Board of Directors and be comprised of two or more Non-Employee Directors, as defined in Rule 16b-3 under the Exchange Act, shall have sole discretion to determine which eligible person shall receive future grants of options under the Plan.

     THE OPTIONS. Options will be granted pursuant to Stock Option Agreements which contains such terms and conditions as the Board of Directors or Compensation Committee determines to be consistent with the Plan.

     EXERCISE PRICE. The Board of Directors or Compensation Committee shall determine the exercise price for all options, and except in the case of an Incentive Stock Option to an employee who owns more than 10% of the total combined voting power of all classes of stock of AremisSOFT-Delaware, in which
case the exercise  price will be 110% of fair market  value.   However,  the
purchase price may not be less than the fair market value of the shares subject to the option on the date the option is granted.

     TIME OF EXERCISE. The Board of Directors or Compensation Committee shall determine the dates of exercise for all options, but in no case will the exercise period exceed 10 years except in the case of an Incentive Stock Option for an employee who owns more than 10% of the total combined voting power of all classes of stock of AremisSOFT-Delaware in which case the exercise period shall be five (5) years.

     NUMBER OF SHARES OF COMMON STOCK SUBJECT TO AN OPTION. The Board of Directors or Compensation Committee will determine the number of shares of
Common Stock subject to an option.   However, the fair market value of the
stock, determined as of the date of grant, for which Incentive Stock Options may first become exercisable by an Optionee during any calendar year under the

Plan, together with that of stock subject to Incentive Stock Options first exercisable (other than as a result of acceleration) by such Optionee under another plan of AremisSOFT-Delaware or any subsidiary or parent corporation shall not exceed $100,000.

     OTHER TERMS, COVENANTS AND CONDITIONS.   The  other  terms, conditions and
restrictions may vary. The grant of an option does not restrict AremisSOFT-Delaware's right to terminate employment of a recipient at any time.

     ADJUSTMENT IN NUMBER, PRICE, AND KIND OF SHARES. The shares of common stock of AremisSOFT- Delaware subject to the options shall be appropriately adjusted by the Board of Directors in the event of a reorganization, merger, consolidation, recapitalization, reclassification, stock split, stock dividend, etc. In the event of a dissolution or liquidation of AremisSOFT-Delaware, a merger, consolidation, combination or reorganization in which AremisSOFT-Delaware is not the surviving corporation, or a sale of substantially all of the assets of AremisSOFT-Delaware, any outstanding option shall become fully vested immediately upon AremisSOFT-Delaware's public announcement of any of the foregoing.

     TERMINATION OF STATUS AS AN EMPLOYEE, OFFICER OR DIRECTOR. If an Optionee ceases to serve as an employee, officer or director of AremisSOFT-Delaware the options held by the Optionee may be exercised within three months after the date the Optionee ceases rendering services. After such three month period, all unexercised options shall terminate. If an Optionee granted an Incentive Stock Option terminates employment but continues as a consultant, advisor or in a similar capacity to AremisSOFT-Delaware, the Optionee need not exercise the option within three months of termination of employment but shall be entitled to exercise within three months of termination of services to AremisSOFT-
Delaware  (one  year  in the event of death or disability).   However, if the
Optionee does not exercise within three months of termination of employment, the option will not qualify as an Incentive Stock Option. Notwithstanding the foregoing, in no event may an option be exercised after its term has expired.

     RIGHTS AS STOCKHOLDER. The Optionee shall have no rights as a stockholder with respect to any shares until the date of issuance of a stock certificate for such shares.

     DEATH. If an Optionee should die while serving as an employee, officer or director of AremisSOFT- Delaware, the options held may be exercised by the Optionee's estate at any time within one year after the death and shall terminate thereafter. Notwithstanding the foregoing, in no event may an option be exercised after its term has expired.

     AMENDMENTS. Without stockholder approval, no amendments may be made to the Plan to increase the limit on the maximum number of shares to be granted (except for adjustments resulting from stock splits and similar events), to modify the eligibility requirements or to increase materially the benefits accruing to participants under the Plan. In substantially all other aspects, the Plan can be amended by the Board of Directors.

     SUSPENSION OR TERMINATION OF OPTIONS. No options shall be exercisable by any person after its expiration date. If the Compensation Committee reasonably believes that a participant has committed an act of misconduct, the Compensation Committee may suspend the Optionee's right to exercise any option pending a final determination by the Compensation Committee. If the Compensation Committee determines an Optionee has committed an act of embezzlement, fraud, breach of fiduciary duty or deliberate disregard of AremisSOFT-Delaware's rules or if a participant makes an unauthorized disclosure of any trade secret or confidential information, engages in any conduct constituting unfair competition, induces any of AremisSOFT-Delaware's customers or contracting parties to breach a contract with AremisSOFT-Delaware, or induces any principal for whom AremisSOFT-Delaware acts as an agent to terminate such agency relationship, neither the Optionee nor his estate shall be entitled to exercise any option whatsoever. In making such determination, the Committee shall act fairly and in good faith and shall give the Optionee an opportunity to appear and present evidence on the Optionee's behalf at a
hearing  before  the Compensation Committee.   The determination of the
Compensation Committee shall be final and conclusive unless overruled by the Board of Directors.

     NON-TRANSFERABILITY OF OPTIONS. An option is nontransferable, other than by will or the laws of descent and distribution, and is exercisable only by the Optionee during his or her lifetime or, in the event of death, by the executors, administrators, legatees or heirs of his or her estate during the time period referenced above.

     TERMINATION OF THE PLAN. The Plan can be terminated at any time by the Board of Directors. If not terminated earlier by the Board of Directors, the Plan will terminate automatically in or around August, 2008. If the Plan is terminated, options previously granted shall nevertheless continue in accordance with the provisions of the Plan without materially affecting the recipients' rights under such options.

     OTHER PROVISIONS.   The  option  agreement  may  contain such other terms,
provisions and conditions not inconsistent with the Plan as may be determined by the Committee.

     FEDERAL TAX ASPECTS.

     The Plan is a "dual plan" in that it provides for the grant of both Non-Qualified Options and Incentive Stock Options.

     NON-QUALIFIED OPTIONS. In general, the grant of an option under the Plan that is designated as a non-qualified option will not result in taxable income to the recipient at the time of grant.

     In general, under the Plan, an Optionee who exercised the option will recognize ordinary income in an amount equal to the excess of the fair market value of the shares at the time of exercise over the option price.

     An exception to the general rules set forth above exists in the case of common stock subject to a substantial risk of forfeiture and which is nontransferable. This occurs if restrictions in connection with the issuance of the stock options are present. In such circumstances, ordinary income will be recognized when the risk of forfeiture lapses or the shares become transferable, whichever occurs first, rather than the dates described in the two foregoing paragraphs, unless the participant timely files a statement with the IRS electing to be taxed on the date of issuance.

     AremisSOFT-Delaware will be entitled to tax deductions in the same amounts and at the same times as the participant takes amounts into income. The Optionee's cost basis in the acquired shares will be the same as the fair market value of the shares on the date they are valued to determine taxable income.

     INCENTIVE STOCK OPTIONS. The grant of an option under the Plan that is designated as an Incentive Stock Option under Section 422 of the Internal Revenue Code and if the requirements of Section 422 are met, will not result in taxable gain to the recipient at the time of the grant nor at the time of exercise. The Optionee will, however, recognize taxable income in the year in which the shares purchased under the Incentive Stock Option are sold or otherwise made the subject of disposition.

     For federal income tax purposes, dispositions are divided into two categories: qualifying and disqualifying. The Optionee will make a qualifying disposition of the purchased shares if the sale or other disposition of such shares is made after the participant has had the shares for more than two years after the grant date of the Incentive Stock Option and more than one year after the exercise date. If the participant fails to satisfy either of these two holding periods prior to the sale or other disposition of the purchased shares, then a disqualifying disposition will result.

     Upon a qualifying disposition, the Optionee will recognize capital gain in an amount equal to the excess of (i) the amount realized upon the sale or other disposition of the purchased shares over (ii) the option price paid for the shares. If there is a disqualifying disposition of the shares, then the Optionee will recognize as ordinary income in an amount equal to the excess of
(i) the fair market value of those shares at the date of exercise over (ii) the option price paid for such shares. Any additional gain recognized upon the disposition will be capital gain.

     If the participant makes a disqualifying disposition of the purchased shares, then AremisSOFT- Delaware will be entitled to an income tax deduction for the taxable year in which such disposition occurs, equal to the amount by which the fair market value of such shares on the date the option was exercised exceeded the option price. In no other instance will AremisSOFT-Delaware be allowed a deduction with respect to the Optionee's disposition of the purchased shares.

     WITHHOLDING TAXES. AremisSOFT-Delaware is entitled to take appropriate measures to withhold from the shares of common stock, or to otherwise obtain from the recipients, sufficient sums AremisSOFT-Delaware deems necessary to satisfy any applicable federal, state and local withholding taxes, including FICA taxes, before the delivery of the common stock to the recipient.

     VOTE REQUIRED. Adoption of the Plan requires approval of the majority of the voting power of the shares of AremisSOFT-Nevada Common Stock, which has occurred pursuant to the written consent of the Majority Holder.



             [The remainder of this page intentionally left blank]

EXECUTIVE COMPENSATION

     The following table summarizes all compensation earned by or paid to the Company's Chairman of the Board and Chief Executive Officer for services rendered in all capacities to the Company and its subsidiaries during the fiscal year ended December 31, 1997. No other executive officer's total annual compensation for services rendered in all capacities to the Company and its subsidiaries during the fiscal year ended December 31, 1997, exceeded $100,000.

                      SUMMARY COMPENSATION TABLE



                                                     Long-Term
                                                     COMPENSATION
                                                     ------------
                                ANNUAL                Securities
                                COMPENSATION          Underlying         All Other
                                ------------          OPTIONS            COMPENSATION(1)
                                                      --------           ---------------
NAME AND PRINCIPAL POSITION     SALARY          BONUS
                                ------          -----
Dr. Lycourgos K. Kyprianou . . .$198,000{(1)}   $ nil   $ nil            $  nil
Chairman of the Board
and Chief Executive Officer

_____________________________________________

(1) As translated into United States dollars based upon the average conversion rate in effect during fiscal 1997.

STOCK OPTIONS

     As of July 8, 1998, there were no options to purchase Common Stock outstanding.



                              AREMISSOFT Corporation

                              By Order of the Board of Directors

                              NOEL VOICE
                              ----------
                              Noel Voice
                              Assistant Secretary

London
July 21, 1998

                                   EXHIBIT A

                              AGREEMENT OF MERGER

      THIS AGREEMENT OF MERGER (this "Agreement") is entered into as of this ____ day of _________, 1998, between AremisSoft Corporation, a Nevada corporation ("AremisSoft-Nevada") and AremisSoft Corporation, a Delaware corporation ("AremisSoft-Delaware"). (AremisSoft-Nevada and AremisSoft-Delaware are hereinafter collectively referred to as the "Constituent Corporations").

      WHEREAS, to facilitate the reincorporation, AremisSoft-Nevada will merge with and into AremisSoft-Delaware and the stockholders of AremisSoft-Nevada will become stockholders of AremisSoft-Delaware (the "Merger") and upon the effectiveness of the Merger, provided herein, the legal existence of AremisSoft-Nevada as a separate corporation will cease.

      NOW, THEREFORE, in consideration of the premises and mutual agreements herein contained, the parties hereto agree as follows:

                                   ARTICLE I
                                    MERGER

1.1. THE MERGER. In accordance with the provisions of this Agreement and the Delaware General Corporation Law (the "Corporation Law"), on the date on which this Agreement and the properly executed officers' certificates of each Constituent Corporation or when the properly executed certificate of merger is filed and accepted by the Delaware Secretary of State as required by Section 252 of the Corporation Law (the "Effective Date" or "Effective Time"), AremisSoft-Nevada shall be merged with and into AremisSoft-Delaware, in the manner of and as more fully set forth in Sections 251 through 264 of the Corporation Law (the "Merger"), the separate existence of AremisSoft-Nevada shall cease and AremisSoft-Delaware shall continue as the surviving corporation (the "Surviving Corporation") under its present corporate name.

1.2. THE SURVIVING CORPORATION. On the Effective Date, the Surviving Corporation shall succeed AremisSoft-Nevada, without other transfer, to all the rights and property of AremisSoft-Nevada and shall be subject to all the debts, obligations and liabilities of AremisSoft-Nevada in the same manner as if the Surviving Corporation had itself incurred them; all rights of creditors and all liens upon the property of each of the Constituent Corporations shall be preserved unimpaired.

                                  ARTICLE II
                       CONVERSION AND EXCHANGE OF SHARES

2.1. STOCK OF AREMISSOFT-NEVADA. Upon the Effective Date, by virtue of the Merger and without any action on the part of the holder thereof, each share of AremisSoft-Nevada Common Stock outstanding immediately prior thereto shall be changed and converted automatically into one fully paid and nonassessable share of AremisSoft-Delaware Common Stock.

2.2. STOCK CERTIFICATES. On and after the Effective Date, all of the outstanding certificates which prior to that time represented shares of AremisSoft-Nevada shall be deemed for all purposes to evidence ownership of and to represent shares of AremisSoft-Delaware into which the shares of AremisSoft-Nevada represented by such certificates have been converted as herein provided. The registered owner on the books and records of

AremisSoft-Nevada or its transfer agent of any such outstanding stock certificate shall have and shall be entitled, until such certificate shall have been surrendered for transfer or otherwise accounted for to AremisSoft-Delaware or its transfer agent, to exercise any voting or other rights with respect to and receive any dividend or other distributions upon the shares of AremisSoft-Delaware evidenced by such outstanding certificate as provided above.

2.3. OPTIONS AND WARRANTS. Each option or warrant to purchase one share of AremisSoft-Nevada Common Stock granted under AremisSoft-Nevada Stock Option Plan, or otherwise, which is outstanding on the Effective Date, shall, by virtue of the Merger and without any action on the part of the holder thereof, be converted into and become an option or warrant, as the case may be, to purchase one share of AremisSoft-Delaware Common Stock at the same exercise price per share, and upon the same terms and subject to the same conditions as set forth in the AremisSoft-Nevada Stock Option Plan or warrant agreement, as the case may be, under which such options or warrants were granted, as in effect on the Effective Date. As of the Effective Date, the AremisSoft-Nevada Stock Option Plan shall become the AremisSoft-Delaware Stock Option Plan and all obligations of AremisSoft-Nevada under the AremisSoft-Nevada Stock Option Plan shall be assumed by AremisSoft-Delaware including all outstanding options granted pursuant to the Stock Option Plan. Upon approval of this Merger Agreement by stockholders of AremisSoft-Nevada and AremisSoft-Delaware, the stockholders of AremisSoft-Nevada and AremisSoft-Delaware shall be deemed to have adopted and approved the assumption of the AremisSoft-Nevada Stock Option Plan by AremisSoft-Delaware under the same terms and conditions that the AremisSoft-Nevada Stock Option Plan was previously adopted and approved by stockholders of AremisSoft-Nevada, as amended.

2.4. OTHER EMPLOYEE BENEFIT PLANS. Upon the Effective Date, the obligations of AremisSoft-Nevada under or with respect to every plan, trust, program and benefit then in effect or administered by AremisSoft-Nevada on behalf or for the benefit of the officers and employees of AremisSoft-Nevada, including plans, trusts, programs and benefits administered by AremisSoft-Nevada in which subsidiaries of AremisSoft-Nevada, their officers and employees currently are permitted to participate (the "Employee Benefit Plans"), shall become the lawful obligations of AremisSoft-Delaware and shall be implemented and administered in the same manner and without interruption until the same are amended or otherwise lawfully altered or terminated.

2.5. NO FRACTIONAL SHARES TO BE ISSUED. No fractional shares shall be issued as a result of the exchange of AremisSoft-Nevada shares for AremisSoft-Delaware shares. Instead, AremisSoft-Delaware shall issue scrip or warrants pursuant to
Section 155 of the Corporation Law entitling the holder to receive a full share upon the surrender of such scrip or warrant aggregating a full share. In calculating the amount of scrip or warrants to be issued to a stockholder, all shares owned by the same stockholder shall be aggregated and the fractional amount of a share to be covered by such scrip or warrant shall be calculated by applying the exchange ratio provided for herein to each stockholder's entire share ownership.

                                  ARTICLE III
                           THE SURVIVING CORPORATION

3.1.   CORPORATE   DOCUMENTS. The Certificate of Incorporation   of
AremisSoft-Delaware, as in effect on the Effective Date, shall continue to be the Certificate of Incorporation of AremisSoft-Delaware as the surviving corporation without change or amendment until further amended in accordance
with   the   provisions   thereof and  applicable  law. The Bylaws   of
AremisSoft-Delaware, as in effect on the Effective Date, shall continue to be the Bylaws of AremisSoft-Delaware as the surviving corporation without change or amendment until further amended in accordance with the provisions thereof and applicable law.

3.2. DIRECTORS AND OFFICERS. The directors and officers of AremisSoft-Nevada on the Effective Date shall be and become directors and officers, holding the same titles and positions, of AremisSoft-Delaware on the Effective Date, and after the Effective Date shall serve in accordance with the Bylaws of AremisSoft-Delaware.

3.3. FURTHER ASSURANCES. From time to time, as and when required by AremisSoft-Delaware or by its successors and assigns, there shall be executed and delivered on behalf of AremisSoft-Nevada such deeds and other instruments, and there shall be taken or caused to be taken by it such further and other action, as shall be appropriate or necessary in order to vest or perfect in or to confer of record or otherwise in AremisSoft-Delaware the title to and possession of all the property interests, assets, rights, privileges, immunities, powers, franchises and authority of AremisSoft-Nevada, and otherwise to carry out the purposes and intent of this Merger Agreement, and the officers and directors of AremisSoft-Delaware are fully authorized in the name and on behalf of AremisSoft-Nevada or otherwise to take any and all such actions and to execute and deliver any and all such deeds and other instruments.

3.4. PLAN OF REORGANIZATION. This Merger Agreement constitutes a plan of reorganization to be carried out in the manner, on the terms, and subject to the conditions herein set forth.

3.5. RIGHTS AND DUTIES OF AREMISSOFT-NEVADA. On the Effective Date, for all purposes, the separate existence of AremisSoft-Nevada shall cease and shall be merged with and into AremisSoft-Delaware. AremisSoft-Delaware, as the surviving corporation, shall continue and all property (real, personal and mixed), all debts due on whatever account, all choses in action, and all and every other interest of or belonging to or due to AremisSoft-Nevada; and the title to any real estate, or any interest therein, vested in AremisSoft-Nevada shall not revert or be in any way impaired by reason of such Merger; and AremisSoft-Delaware shall continue to be responsible and liable for all of its liabilities and obligations and any claim existing, or action or proceeding pending, by or against AremisSoft-Nevada. If at any time AremisSoft-Delaware shall consider or be advised that any assignment or assurances in law or any other actions are necessary or desirable to vest the title of any property or rights of AremisSoft-Nevada in AremisSoft-Delaware according to the terms hereof, the officers and directors of AremisSoft-Delaware are empowered to execute and make all such property assignments and assurances and do any and all other things necessary or proper to vest title to such property or other rights in AremisSoft-Delaware, and otherwise to carry out the purposes of this Merger Agreement.

                                  ARTICLE IV
                                 MISCELLANEOUS

4.1. AMENDMENT. Prior to stockholder approval, this Merger Agreement may be amended in any manner as may be determined in the judgment of the respective Boards of Directors of AremisSoft-Delaware and AremisSoft-Nevada. After shareholder approval, this Merger Agreement may be amended in any manner (except that Section 2.1 and any of the other principal terms may not be amended without the approval of the stockholders of AremisSoft-Nevada) as may be determined in the judgment of the respective Boards of Directors of
AremisSoft-Delaware and AremisSoft-Nevada to be necessary, desirable or expedient in order to clarify the intention of the parties hereto or to effect or facilitate the purposes and intent of this Merger Agreement.

4.2. ABANDONMENT. At any time before the Effective Date, this Merger Agreement may be terminated and the Merger contemplated hereby may be abandoned by the Board of Directors of either AremisSoft-Delaware or AremisSoft-Nevada, notwithstanding approval of this Merger Agreement by the stockholders of AremisSoft-Nevada and AremisSoft-Delaware.

4.3. COUNTERPARTS. In order to facilitate the filing and recording of this Merger Agreement, the same may be executed in any number of counterparts, each of which shall be deemed to be an original.

      IN WITNESS WHEREOF, this Merger Agreement, having first been duly approved by the Boards of Directors of AremisSoft-Nevada and AremisSoft-Delaware, has been executed on the date set forth above on behalf of each of the Constituent Corporations by their respective duly authorized officers.

                                    AREMISSOFT CORPORATION,
                                    a Nevada corporation

                                    By:
                                       -----------------------
                                    Dr. Lycourgos K. Kyprianou,
                                    Chief Executive Officer


(Corporate Seal)

Attest:


--------
Noel Voice,
Assistant Secretary
                                    AREMISSOFT CORPORATION,
                                    a Delaware corporation

                                    By:
                                       -----------------------
                                    Dr. Lycourgos K. Kyprianou,
                                    Chief Executive Officer
(Corporate Seal)

Attest:


-----------
Noel Voice,
Secretary

                                 EXHIBIT B

                         CERTIFICATE OF INCORPORATION
                                      OF
                            AREMISSOFT CORPORATION

                                   ARTICLE I

      The name of the corporation is AremisSoft Corporation.

                                  ARTICLE II

      The address of the registered office of the Corporation in the State of Delaware is 1013 Centre Road, Wilmington, Delaware 19805, County of New Castle. The name of its registered agent at such address is Corporation Service Company.

                                  ARTICLE III

      The nature of the business of the Corporation, or the purposes to be conducted or promoted by the Corporation, is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of Delaware.

                                  ARTICLE IV

      The aggregate number of shares which the Corporation shall have the authority to issue is One Hundred Million (100,000,000) of which Eighty-Five Million (85,000,000) shares shall be Common Stock, par value $.001 per share, and Fifteen Million (15,000,000) shares shall be Preferred Stock, par value $.001 per share.

      The Board of Directors of the Corporation (the "Board") is authorized, subject to limitations prescribed by law and the provisions of this Article IV, to provide for the issuance of the shares of Preferred Stock in series, and by filing a certificate pursuant to the applicable law of the State of Delaware, to establish from time to time the number of shares to be included in each such series, and to fix the designation, powers, preferences and rights of the shares of each such series and the qualifications, limitations or restrictions thereof.

      The authority of the Board with respect to each series shall include, but is not limited to, determination of the following:

      (a) The number of shares constituting that series and the distinctive designation of that series;

      (b) The dividend rate on the shares of that series, whether dividends shall be cumulative and, if so, from which date or dates, and the relative rights of priority, if any, of payment of dividends on shares of that series;

      (c) Whether that series shall have voting rights, in addition to the voting rights provided by law and, if so, the terms of such voting rights;

      (d) Whether that series shall have conversion privileges and, if so, the terms and conditions of such conversion, including provision for adjustment of the conversion rate in such events as the Board shall determine;

      (e) Whether or not the shares of that series shall be redeemable and, if so, the terms and conditions of such redemption, including the date or dates upon or after which they shall be redeemable, and the amount per share payable in case of redemption, which amount may vary under different conditions and at different redemption dates;

      (f) Whether that series shall have a sinking fund for the redemption or purchase of shares of that series and, if so, the terms and amount of such sinking fund;

      (g) The rights of the shares in the event of voluntary or involuntary liquidation, dissolution or winding up of the Corporation, and the relative rights of priority, if any, of payment of shares of that series;

      (h) any other relative rights, preferences and limitations of that series.

                                   ARTICLE V

      In furtherance and not in limitation of the powers conferred by the laws of the State of Delaware, the Board is expressly authorized to make, alter or repeal the Bylaws of the Corporation, subject to the power of the stockholders of the Corporation to alter or repeal any Bylaws made by the Board.

                                  ARTICLE VI

      Unless, and except to the extent that, the Bylaws of the Corporation shall so require, the election of Directors of the Corporation need not be by written ballot.

                                  ARTICLE VII

      The name and mailing address of the sole incorporator is:

                                Scott E. Bartel
                          Bartel Eng Linn & Schroder
                         300 Capitol Mall, Suite 1100
                         Sacramento, California 95814

                                 ARTICLE VIII

      A Director of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director except to the extent such exemption from liability or limitation thereof is not permitted under the General Corporation Law of the State of Delaware as the same exists or may hereafter be amended.

      Any repeal or modification of the foregoing paragraph shall not adversely affect any right or protection of a Director of the Corporation existing hereunder with respect to any act or omission occurring prior to such repeal or modification.

                                  ARTICLE IX

      The Corporation shall indemnify its officers, directors, employees and agents to the extent permitted by the General Corporation Law of Delaware.

                                   ARTICLE X

      The Corporation reserves the right at any time, and from time to time, to amend, alter, change or repeal any provision contained in this Certificate of

Incorporation, and other provisions authorized by the laws of the State of Delaware at the time in force may be added or inserted, in the manner now or hereafter prescribed by law; and all rights, preferences and privileges of whatsoever nature conferred upon stockholders, directors or any other persons whomever by and pursuant to this Certificate of Incorporation in its present form or as hereafter amended are granted subject to the rights reserved in this article.

                                  ARTICLE XI

      No action required to be taken or which may be taken at any annual or special meeting of stockholders of the Corporation may be taken without a meeting, and the power of stockholders to consent in writing, without a meeting, to the taking of any action is specifically denied, unless such action has been approved by the Board prior to such action being taken.


      I, Scott E. Bartel, being the sole incorporator of the Corporation, for the purpose of forming a Corporation pursuant to the General Corporation Law of the State of Delaware, do make this certificate, hereby declaring and certifying that this is my act and deed and the facts herein stated are true, and accordingly have hereunto set my hand this 29th day of May, 1998.



                                    ----------------------------------
                                    Scott E. Bartel, Sole Incorporator

                                   EXHIBIT C

                                  CHAPTER 92A
                       MERGERS AND EXCHANGES OF INTEREST

                          RIGHTS OF DISSENTING OWNERS

NRS 92A.300     Definitions.  As  used in NRS 92A.300  to  92A.500,  inclusive, unless  the context  otherwise  requires,  the  words and terms
                defined  in  NRS  92A.305  to   92A.335,  inclusive,  have  the
                meanings ascribed to them in those  sections.

NRS 92A.305     "Beneficial   stockholder"  defined.  "Beneficial  stockholder"
                means a person who is a beneficial owner of shares held in a voting trust or by a nominee as the stockholder of record.

NRS 92A.310     "Corporate action" defined. "Corporate action" means the action of a  domestic corporation.

NRS 92A.315     "Dissenter" defined. "Dissenter"  means  a  stockholder  who is entitled  to dissent from a domestic corporation's action under
                NRS  92A.380  and  who   exercises  that  right when and in the
                manner required by NRS 92A.410 to 92A.480,  inclusive.

NRS 92A.320     "Fair  value"  defined.  "Fair  value,"  with  respect   to   a
                dissenter's   shares, means the value of the shares immediately
                before the effectuation  of  the   corporate action to which he
                objects,  excluding  any  appreciation   or   depreciation   in
                anticipation of the corporate action unless exclusion would be inequitable.

NRS 92A.325     "Stockholder"  defined.  "Stockholder"  means a stockholder  of record  or a beneficial stockholder of a domestic corporation.

NRS 92A.330     "Stockholder of record" defined. "Stockholder  of record" means the person in whose name shares are registered in the records of a domestic corporation or the beneficial owner of shares to the extent of the rights granted by a nominee's certificate on file with the domestic corporation.

NRS 92A.335     "Subject corporation" defined. "Subject corporation"  means the domestic corporation which is the issuer of the shares  held by
                a   dissenter    before   the  corporate  action  creating  the
                dissenter's  rights becomes  effective  or   the  surviving  or
                acquiring entity of that issuer after the corporate action becomes effective.

NRS 92A.340     Computation  of  interest.  Interest  payable pursuant  to  NRS
                92A.300  to   92A.500,  inclusive, must be  computed  from  the
                effective date of the action until the date of payment, at the average rate currently paid by the entity on its principal bank loans or, if it has no bank loans, at a rate that is fair and equitable under all of the circumstances.

NRS 92A.350     Rights  of dissenting partner of domestic limited  partnership.
                A partnership  agreement  of a domestic limited partnership or, unless  otherwise provided in  the  partnership  agreement,  an agreement  of merger  or exchange, may provide that contractual
                rights  with   respect   to  the  partnership   interest  of  a
                dissenting general or limited partner of a domestic limited partnership are available for any class or group of partnership interests in connection with any merger or exchange in which the domestic limited partnership is a constituent entity.

NRS 92A.360     Rights  of  dissenting  member  of  domestic  limited-liability
                company.   The articles of organization or operating  agreement
                of a domestic   limited-liability  company or, unless otherwise
                provided  in  the  articles  of   organization   or   operating
                agreement,  an  agreement  of  merger or exchange, may  provide that  contractual rights with respect  to  the  interest  of  a
                dissenting   member are available in connection with any merger
                or exchange in which the domestic limited-liability company is a constituent entity.

NRS 92A.370     Rights of dissenting member of domestic nonprofit  corporation.
                1. Except as otherwise  provided  in  subsection  2, and unless otherwise  provided  in the articles or bylaws, any  member  of
                any  constituent  domestic  nonprofit   corporation  who  voted
                against  the  merger  may, without prior notice, but within  30 days  after the effective  date  of  the  merger,  resign  from
                membership   and  is   thereby  excused  from  all  contractual
                obligations to the constituent or surviving  corporations which did not occur  before  his  resignation and is thereby entitled to those rights, if any, which  would have existed if there had been no merger  and the membership  had  been terminated or the member had been expelled.
                2. Unless otherwise provided in its articles  of  incorporation
                or  bylaws,  no   member  of  a domestic nonprofit corporation,
                including,  but  not limited to,  a   cooperative  corporation,
                which supplies services described in chapter 704 of NRS  to its members only, and  no  person  who  is  a  member of a domestic nonprofit  corporation as a condition of or  by  reason  of the
                ownership  of  an  interest  in   real property, may resign and
                dissent pursuant to subsection 1.

NRS 92A.380     Right of stockholder to dissent from  certain corporate actions and  to obtain payment for shares.
                1. Except as otherwise provided in NRS  92A.370  and 92A.390, a stockholder is  entitled to dissent from, and obtain payment of the  fair  value  of  his  shares in  the event of any  of  the following corporate actions:
                (a) Consummation of a plan of  merger  to  which  the  domestic corporation is a  party:
                (1) If approval by the stockholders is required for the  merger
                by  NRS  92A.120  to   92A.160,  inclusive,  or the articles of
                incorporation and he is entitled to vote  on the merger; or
                (2) If the domestic corporation is a subsidiary  and  is merged with its parent  under NRS 92A.180.
                (b)  Consummation  of  a plan of exchange to which the domestic corporation  is  a  party  as  the  corporation  whose  subject owner's interests  will be acquired, if he  is entitled to vote on the plan.
                (c) Any corporate action  taken  pursuant  to  a  vote  of  the stockholders  to the  event that the articles of incorporation, bylaws or a resolution of the board of  directors provides that voting or nonvoting  stockholders  are entitled to dissent  and obtain payment for their shares.
                2. A stockholder who is entitled to  dissent and obtain payment under NRS 92A.300  to 92A.500, inclusive, may not challenge the corporate action creating his  entitlement unless the action is
                unlawful or fraudulent with respect to  him  or   the  domestic
                corporation.

NRS 92A.390     Limitations  on  right  of  dissent:  Stockholders  of  certain
                classes  or   series;  action  of stockholders not required for
                plan of merger. 1. There is no right of dissent with respect to
                a plan of merger or exchange in   favor  of stockholders of any
                class or series which, at the record date  fixed  to  determine the stockholders entitled to receive notice of and  to  vote at
                the   meeting at which the plan of merger or exchange is to  be
                acted  on,   were  either   listed  on  a  national  securities
                exchange, included  in  the  national  market  system   by  the
                National Association of Securities Dealers, Inc., or held by at least  2,000 stockholders of record, unless:
                (a)  The  articles  of incorporation of the corporation issuing the shares provide  otherwise; or
                (b) The holders of the  class  or series are required under the plan of merger or  exchange to accept  for  the shares anything except:
                (1) Cash, owner's interests or owner's interests  and  cash  in lieu of fractional  owner's interests of:
                (I) The surviving or acquiring entity; or
                (II)  Any other entity which, at the effective date of the plan
                of merger  or   exchange,  were  either  listed  on  a national
                securities exchange, included in the  national market system by
                the National Association of Securities Dealers, Inc.,   or held
                of  record  by  a  least  2,000 holders of owner's interests of record; or (2) A combination  of  cash and owner's interests of the  kind  described  in  sub-subparagraphs  (I)  and  (II)  of subparagraph (1) of paragraph  (b).  2.  There  is  no right of dissent  for  any  holders  of stock of the surviving  domestic corporation if the plan of merger  does  not  require action of
                the   stockholders of the surviving domestic corporation  under
                NRS 92A.130.

NRS 92A.400     Limitations  on right of dissent: Assertion as to portions only to  shares registered  to  stockholder; assertion by beneficial stockholder. 1. A stockholder  of record may assert dissenter's
                rights as to fewer than all of   the  shares  registered in his
                name   only   if   he  dissents  with  respect  to  all  shares
                beneficially owned by  any  one person and notifies the subject corporation in  writing of the  name and address of each person on whose behalf he asserts  dissenter's rights. The rights of a
                partial dissenter under this subsection  are   determined as if
                the  shares as to which he dissents and his other  shares  were registered in the names of different stockholders.
                2. A beneficial stockholder may assert dissenter's rights as to shares held on  his behalf only if:
                (a) He  submits  to the subject corporation the written consent of the stockholder  of record to the dissent not later than the
                time the beneficial  stockholder   asserts  dissenter's rights;
                and
                (b) He does so with respect to all shares of  which  he  is the
                beneficial   stockholder  or  over which he has power to direct
                the vote.

NRS 92A.410     Notification of stockholders regarding  right of dissent. 1. If a  proposed  corporate  action creating dissenters'  rights  is submitted to a  vote at a  stockholders' meeting, the notice of
                the  meeting  must  state that   stockholders  are  or  may  be
                entitled to assert dissenters'  rights  under  NRS   92A.300 to
                92A.500, inclusive, and be accompanied by a copy of those sections. 2. If the corporate action creating dissenters' rights is taken by written consent of the stockholders or without a vote of the stockholders, the domestic corporation shall notify in writing all stockholders entitled to assert dissenters' rights that the action was taken and send them the dissenter's notice described in NRS 92A.430.

NRS 92A.420     Prerequisites  to demand  for  payment  for  shares.  1.  If  a
                proposed  corporate   action  creating  dissenters'  rights  is
                submitted to a  vote at  a stockholders' meeting, a stockholder who wishes to assert dissenter's  rights:
                (a) Must deliver to the subject corporation, before the vote is taken, written  notice of  his intent to demand payment for his shares if the proposed action is  effectuated; and
                (b) Must not vote his shares  in  favor of the proposed action.
                2.  A  stockholder  who does not satisfy  the  requirements  of
                subsection 1 is not   entitled  to payment for his shares under
                this chapter.

NRS 92A.430     Dissenter's notice: Delivery to stockholders entitled to assert rights; contents.
                1. If a proposed corporate action  creating  dissenters' rights
                is   authorized  at  a   stockholders'  meeting,  the   subject
                corporation  shall deliver a written  dissenter's notice to all stockholders who  satisfied  the  requirements to assert  those rights.
                2. The dissenter's notice must be sent  no  later  than 10 days after the  effectuation of the corporate action, and must:
                (a) State where the demand for payment must be sent  and  where and when  certificates, if any, for shares must be deposited;
                (b)   Inform   the   holders   of  shares  not  represented  by
                certificates to what extent  the transfer of the shares will be restricted after the demand for payment is  received;
                (c) Supply a form for demanding  payment that includes the date
                of  the  first   announcement  to the  news  media  or  to  the
                stockholders of the terms of the   proposed action and requires
                that the person asserting dissenter's  rights   certify whether
                or not he acquired beneficial ownership of the shares before that date;
                (d) Set a date by which the subject corporation must receive the demand for payment, which may not be less than 30 nor more than 60 days after the date the notice is delivered; and
                (e) Be accompanied by a copy of NRS 92A.300 to 92A.500, inclusive.

NRS 92A.440     Demand  for  payment  and deposit of certificates; retention of rights  of stockholder.
                1. A stockholder to whom a dissenter's notice is sent must:
                (a) Demand payment;
                (b) Certify whether he  acquired  beneficial  ownership  of the
                shares  before  the   date  required  to  be  set  forth in the
                dissenter's notice for this certification;  and
                (c) Deposit his certificates, if any, in accordance with the terms of the notice.

                2. The stockholder who demands payment and deposits his certificates, if any, before the proposed corporate action is taken retains all other rights of a stockholder until those rights are canceled or modified by the taking of the proposed corporate action.
                3. The stockholder who does not demand payment or deposit his certificates where required, each by the date set forth in the dissenter's notice, is not entitled to payment for his shares under this chapter.

NRS 92A.450     Uncertificated  shares:  Authority  to restrict transfer  after demand  for payment; retention of rights of stockholder.
                1. The subject corporation may restrict  the transfer of shares not represented  by a certificate from the  date the demand for their payment is received. 2. The person for  whom  dissenter's
                rights  are  asserted  as  to  shares  not   represented  by  a
                certificate retains all other rights of a stockholder until those rights are canceled or modified by the taking of the proposed corporate action.

NRS 92A.460     Payment for shares: General requirements.
                1.  Except as otherwise provided in NRS 92A.470, within 30 days after receipt of  a demand for payment, the subject corporation shall  pay  each  dissenter  who  complied with NRS 92A.440 the amount the subject corporation  estimates to be the  fair value of his shares, plus accrued interest.  The  obligation  of  the
                subject   corporation  under this subsection may be enforced by
                the district court: (a)  Of  the county where the corporation's registered office is located;  or  (b)  At  the election of any
                dissenter  residing  or having its registered office  in   this
                state, of the county where  the  dissenter  resides  or has its
                registered   office.  The  court shall dispose of the complaint
                promptly. 2. The payment must be accompanied by:
                (a) The subject corporation's  balance sheet as of the end of a fiscal year  ending not more than  16 months before the date of payment, a statement of income  for  that  year, a statement of
                changes  in  the stockholders' equity for that  year   and  the
                latest available interim financial statements, if any;
                (b) A statement  of  the  subject corporation's estimate of the fair value of the  shares;
                (c) An explanation of how the interest was calculated;
                (d) A statement of the dissenter's  rights  to  demand  payment under NRS 92A.480;  and
                (e) A copy of NRS 92A.300 to 92A.500, inclusive.

NRS 92A.470     Payment  for  shares:  Shares  acquired  on  or  after  date of dissenter's  notice.
                1.  A subject corporation may elect to withhold payment from  a
                dissenter  unless   he  was  the beneficial owner of the shares
                before the date set forth in the   dissenter's  notice  as  the
                date  of  the  first  announcement to the news media or to  the stockholders of the terms of the proposed action.
                2. To the extent the subject  corporation  elects  to  withhold
                payment,  after   taking the proposed action, it shall estimate
                the fair value of the shares, plus  accrued interest, and shall
                offer to pay this amount  to  each  dissenter  who   agrees  to
                accept  it  in  full  satisfaction  of  his demand. The subject
                corporation   shall  send  with its offer a  statement  of  its
                estimate of the fair value of  the   shares,  an explanation of
                how  the  interest  was  calculated,  and a statement  of   the
                dissenters' right to demand payment pursuant to NRS 92A.480.

NRS 92A.480     Dissenter's  estimate  of fair value: Notification  of  subject corporation; demand for payment of estimate.
                1. A dissenter may notify the subject corporation in writing of his own estimate of the fair value of his shares and the amount of interest due, and demand payment of his estimate, less any payment pursuant to NRS 92A.460, or reject the offer pursuant to NRS 92A.470 and demand payment of the fair value of his shares and interest due, if he believes that the amount paid pursuant to NRS 92A.460 or offered pursuant to NRS
                92A.470 is less than the fair value of his shares or that the interest due is incorrectly calculated.
                2. A dissenter waives his right to demand payment pursuant to this section unless he notifies the subject corporation of his demand in writing within 30 days after the subject corporation made or offered payment for his shares.

NRS 92A.490     Legal  proceeding to determine fair value:  Duties  of  subject corporation; powers of court; rights of dissenter.

                1. If a demand for payment remains unsettled, the subject corporation shall commence a proceeding within 60 days after receiving the demand and petition the court to determine the fair value of the shares and accrued interest. If the subject corporation does not commence the proceeding within the 60-day period, it shall pay each dissenter whose demand remains unsettled the amount demanded.
                2. A subject corporation shall commence the proceeding in the district court of the county where its registered office is located. If the subject corporation is a foreign entity without a resident agent in the state, it shall commence the proceeding in the county where the registered office of the domestic corporation merged with or whose shares were acquired by the foreign entity was located.
                3. The subject corporation shall make all dissenters, whether or not residents of Nevada, whose demands remain unsettled, parties to the proceeding as in an action against their shares. All parties must be served with a copy of the petition. Nonresidents may be served by registered or certified mail or by publication as provided by law.
                4. The jurisdiction of the court in which the proceeding is commenced under subsection 2 is plenary and exclusive. The court may appoint one or more persons as appraisers to receive evidence and recommend a decision on the question of fair value. The appraisers have the powers described in the order appointing them, or any amendment thereto. The dissenters are entitled to the same discovery rights as parties in other civil proceedings.
                5. Each dissenter who is made a party to the proceeding is entitled to a judgment:
                (a) For the amount, if any, by which the court finds the fair value of his shares, plus interest, exceeds the amount paid by the subject corporation; or
                (b) For the fair value, plus accrued interest, of his after-acquired shares for which the subject corporation elected to withhold payment pursuant to NRS 92A.470.

NRS 92A.500     Legal proceeding to  determine  fair value: Assessment of costs and  fees.
                1.  The  court in a proceeding to determine  fair  value  shall determine  all  of  the  costs of the proceeding, including the
                reasonable  compensation   and   expenses  of   any  appraisers
                appointed  by  the  court. The court  shall  assess  the  costs against  the subject  corporation,  except  that  the court may assess costs against all or  some of the dissenters, in amounts the court finds equitable, to the extent the  court  finds  the dissenters  acted arbitrarily, vexatiously or not in good faith in demanding payment.
                2. The court  may  also  assess  the  fees  and expenses of the counsel and experts  for the respective parties, in amounts the court finds equitable:
                (a)  Against  the  subject  corporation  and  in favor  of  all dissenters if the court  finds the subject corporation  did not substantially  comply with the requirements  of NRS 92A.300  to
                92A.500, inclusive; or
                (b) Against either  the  subject  corporation or a dissenter in favor of any other  party, if the court  finds  that  the party
                against   whom  the  fees  and  expenses  are   assessed  acted
                arbitrarily,  vexatiously  or not in good faith with respect to the  rights provided by NRS 92A.300 to 92A.500, inclusive.
                3. If the court finds that the  services  of  counsel  for  any
                dissenter  were  of   substantial  benefit  to other dissenters
                similarly  situated,  and  that  the  fees  for those  services should  not  be assessed against the subject  corporation,  the court may award to those counsel reasonable fees to be paid out of the amounts  awarded to the dissenters who were benefited.
                4. In a proceeding commenced pursuant to NRS 92A.460, the court
                may assess the   costs  against the subject corporation, except
                that the court may assess  costs   against  all  or some of the
                dissenters who are parties to the proceeding, in   amounts  the
                court  finds equitable, to the extent the court finds that such
                parties   did   not  act  in  good  faith  in  instituting  the
                proceeding. 5. This section does not preclude any party in a proceeding commenced pursuant to NRS 92A.460 or 92A.490 from applying the provisions of N.R.C.P. 68 or NRS 17.115.